SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 1999

                                DoubleClick Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-23709                                 13-3870996
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      (Commission File Number)            (I.R.S. Employer Identification No.)

         41 Madison Avenue, 32nd Floor                    10010
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         (Address of Principal Executive Offices)       (Zip Code)

                                 (212) 683-0001
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              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

            On December 19, 1996 (as amended on December 16, 1997), DoubleClick Inc., a Delaware corporation (the "Company"), and Compaq Computer Corporation, a Delaware corporation ("Compaq"), entered into a Procurement and Trafficking Agreement pursuant to which the Company had the exclusive right to sell and deliver all advertising on specified pages within the Alta Vista Web site. On January 20, 1999, the Company changed its relationship with Compaq by entering into an Advertising Services Agreement that supercedes the Procurement and Trafficking Agreement. The new Advertising Services Agreement is effective as of January 1, 1999, and is attached hereto as Exhibit
            99.1. The information contained therein is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

            (c) Exhibits

Exhibit Number      Description

      99.1 Advertising Services Agreement, effective as of January 1, 1999, by and between the Company and Compaq

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DoubleClick Inc.
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                                          (Registrant)


                                          By: /s/ JEFFREY E. EPSTEIN
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                                          Name:  Jeffrey E. Epstein
                                          Title: Chief Financial Officer


Dated: March 15, 1999